Revenue, Other Income and Other Gains and Losses (Tables)	12 Months Ended
Jun. 30, 2023
Disclosure Of Revenue Other Income And Other Gains And Losses [Abstract]
Summary of Revenue from Continuing Operations

	2023 A$	2022 A$	2021 A$
Revenue from Continuing Operations
Licenses	22,047	263,634	-
	22,047	263,634	-

Other Income from Continuing Operations
Rent	-	6,674	203,014
Government Research and Development Incentives (i)	627,558	5,791,688	928,073
Government assistance COVID-19 (Cash flow boost)	-	-	50,000
Government assistance COVID-19 (Jobkeeper)	-	-	121,500
	627,558	5,798,362	1,302,587

(i)
The Government Research and Development Incentives include cash refunds provided by the Australian Government for 43.5% (2022: 43.5%, 2021: 43.5%) of eligible research and development expenditures by Australian entities having a tax loss and less than A$20 million in revenue. The grants are calculated at the end of the fiscal year to which they relate, based on the expenses incurred in and included in the fiscal year's Australian income tax return after registration of the research and development activities with the relevant authorities. There are no unfulfilled conditions or other contingencies attaching to the Government Research and Development Incentive.

Summary of Other gains and losses from Continuing Operations

	2023 A$	2022 A$	2021 A$
Other gains and losses from Continuing Operations
Net (loss)/gain arising on changes in fair value of contingent consideration (Note 29)	(988,179)	(936,354)	3,212,503
Net realised and unrealised foreign currency gains	458,489	356,166	1,081,438
(Loss) on disposal of plant and equipment	-	(1,827)	(21,010)
	(529,690)	(582,015)	4,272,931